Microsoft Word 11.0.5604;SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 12, 2004


                        STANLEY FURNITURE COMPANY, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                        0-14938                54-1272589
     --------                        -------                ----------
(State or other                    (Commission            (IRS Employer
  jurisdiction of                  File Number)         Identification No.)
  incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia                 24168
---------------------------------------------------                 -----
         (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code: (276) 627-2000
                                                         --------------



-------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)














ITEM 12. Results of Operations and Financial Condition


         On July 12, 2004, the Registrant issued a press release announcing second quarter 2004 operating results. The press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.









































SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         STANLEY FURNITURE COMPANY, INC.

   July 12, 2004                       By: /s/Jeffrey R. Scheffer
   -------------                       ------------------------------
       Date                                   Jeffrey R. Scheffer
                                              President and Chief Executive
                                              Officer